UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2024

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2024, Materion Corporation (the "Company") held its 2024 Annual Meeting of Shareholders (the "Annual Meeting"). Set forth below are the proposals voted upon at the Annual Meeting and the final voting results.

As of the record date of the Annual Meeting, there were 20,730,895 common shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 19,694,681 common shares, or approximately 95% of the outstanding common shares entitled to vote, were represented in person or by proxy. Those common shares were voted as follows:

(1) Election of Directors.
The following individuals were nominated in 2024 to serve as directors until 2025. All nominees were elected. The results were as follows:

Director	For	Withhold	Broker Non-Votes
Vinod M. Khilnani	15,930,288	2,991,817	772,576
Emily M. Liggett	18,314,825	607,280	772,576
Robert J. Phillippy	18,067,027	855,078	772,576
Patrick Prevost	18,213,329	708,776	772,576
N. Mohan Reddy	17,838,006	1,084,099	772,576
Craig S. Shular	17,784,748	1,137,357	772,576
Darlene J. S. Solomon	18,274,293	647,812	772,576
Robert B. Toth	18,096,096	826,009	772,576
Jugal K. Vijayvargiya	18,404,783	517,322	772,576

(2) Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2024.
The proposal was ratified based on the following vote:

For	18,796,640
Against	882,254
Abstentions	15,787

(3) Approval, on an advisory basis, of the compensation of the Company's named executive officers.
The Company's shareholders approved, on an advisory, non-binding basis the compensation of the Company's named executive officers.

For	17,921,463
Against	973,482
Abstentions	27,160
Broker Non-Votes	772,576

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 10, 2024	By:	/s/ Shelly M. Chadwick
Shelly M. Chadwick
Vice President, Finance and Chief Financial Officer